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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Seagull Energy Corporation:

     We consent to the use of our reports included in or incorporated by reference into the Registration Statement of Seagull Energy Corporation on Form S-3 to which this consent is an exhibit and to the reference to our firm under the heading "Experts" in any prospectus included therein.

                                          KPMG PEAT MARWICK

Houston, Texas
May 20, 1994